Exhibit 21

                       Subsidiaries of ALLTEL Corporation


                                                           State of
  COMMUNICATIONS COMPANIES                              Incorporation
  ------------------------                              -------------
  ALLTEL Alabama, Inc.                                  Alabama
  ALLTEL Arkansas, Inc.                                 Arkansas
  ALLTEL Carolina, Inc.                                 North Carolina
  ALLTEL Communications, Inc.                           Delaware
  ALLTEL Communications Service Corporation             Ohio
  ALLTEL Florida, Inc.                                  Florida
  ALLTEL Georgia, Inc.                                  Georgia
  ALLTEL Georgia Communications Corp.                   Georgia
  ALLTEL Kentucky, Inc.                                 Kentucky
  ALLTEL Mississippi, Inc.                              Mississippi
  ALLTEL Missouri, Inc.                                 Missouri
  ALLTEL Mobile Communications, Inc.                    Delaware
  ALLTEL Mobile Communications of the Carolinas, Inc.   North Carolina
  ALLTEL New York, Inc.                                 New York
  ALLTEL Ohio, Inc.                                     Ohio
  ALLTEL Oklahoma, Inc.                                 Arkansas
  ALLTEL Pennsylvania, Inc.                             Pennsylvania
  ALLTEL South Carolina, Inc.                           South Carolina
  ALLTEL Wireless Holdings, L.L.C.                      Delaware
  360 Communications Company                            Delaware
  360 Communications Company Investment Company         Delaware
  360 Communications Company Investment Company
    of Delaware                                         Delaware
  360 Communications Company Investment Company
    of Florida                                          Delaware
  360 Communications Company Investment Company
    of Greensboro                                       North Carolina
  360 Communications Company of Alabama                 Delaware
  360 Communications Company of Charlottsville          Virginia
  360 Communications Company of Florida                 Delaware
  360 Communications Company of Hickory No. 1           Delaware
  360 Communications Company of Indiana No. 1           Delaware
  360 Communications Company of Iowa                    Delaware
  360 Communications Company of Lynchburg               Virginia
  360 Communications Company of Missouri No. 1          Delaware
  360 Communications Company of Nebraska                Delaware
  360 Communications Company of New Mexico              Delaware
  360 Communications Company of North Carolina No. 1    Delaware
  360 Communications Company of Ohio No. 1              Delaware
  360 Communications Company of Ohio No. 2              Delaware
  360 Communications Company of Ohio No. 3              Delaware
  360 Communications Company of Ohio No. 4              Delaware
  360 Communications Company of Pennsylvania No. 1      Delaware
  360 Communications Company of Pennsylvania No. 2      Delaware
  360 Communications Company of Pennsylvania No. 3      Delaware
  360 Communications Company of Petersburg              Virginia
  360 Communications Company of South Carolina No. 1    Delaware
  360 Communications Company of South Carolina No. 2    Delaware

  Exhibit 21
  Subsidiaries of ALLTEL Corporation, continued

                                                           State of
  COMMUNICATIONS COMPANIES: (continued)                 Incorporation
  -------------------------------------                 -------------

  360 Communications Company of Tennessee No. 1         Delaware
  360 Communications Company of Tennessee No. 2         Delaware
  360 Communications Company of Texas No. 1             Delaware
  360 Communications Company of Texas No. 2             Delaware
  360 Communications Company of Texas No. 3             Delaware
  360 Communications Company of Virginia                Virginia
  360 Communications Company of Virginia No. 1          Virginia
  360 Paging, Inc.                                      Delaware
  360 Telephone Company of North Carolina               Delaware
  Aliant Cellular, Inc.                                 Nebraska
  Aliant Communications Co.                             Delaware
  Aliant Communications Inc.                            Nebraska
  Aliant Midwest, Inc.                                  Nebraska
  Aliant Network Services, Inc.                         Nebraska
  Aliant Systems, Inc.                                  Nebraska
  Aliant Wireless Holdings, Inc.                        Nebraska
  Baton Rouge Cellular Telephone Company                Louisiana
  Cellularfone, Inc.                                    Louisiana
  Centel Cellular Company of Laredo                     Delaware
  Empire Cellular, Inc.                                 Kansas
  Georgia ALLTEL Communicon Co.                         Illinois
  Georgia ALLTELCOM Co.                                 Indiana
  Georgia ALLTEL Telecom, Inc.                          Michigan
  Georgia Telephone Corporation                         Georgia
  KIN Network, Inc.                                     Kansas
  KINI L.C.                                             Kansas
  Liberty Cellular, Inc.                                Kansas
  Louisiana Cellular Services, Inc.                     Louisiana
  Missouri Telephone Cellular Systems, Inc.             Missouri
  New York NewCo Subsidiary, Inc.                       Delaware
  Oklahoma ALLTEL, Inc.                                 Oklahoma
  Petersburg Cellular Telephone Company, Inc.           Virginia
  Plant Cellular RSA 14, Inc.                           Georgia
  Radiofone, Inc.                                       Louisiana
  Radiofone, Inc.                                       Tennessee
  Radiofone Services II, Inc.                           Louisiana
  Radiofone Services, L.L.C.                            Louisiana
  RCTC Wholesale Corporation                            Virginia
  Richmond Cellular Telephone Company                   Virginia
  Rochester NewCo Subsidiary, Inc.                      Delaware
  Standard Group, Inc.                                  Georgia
  Standard Telephone Company                            Georgia
  Sugar Land Telephone Company                          Texas
  Syracuse Newco Subsidiary, Inc.                       Delaware
  Telcom Group, Inc.                                    Georgia
  TeleSpectrum, Inc.                                    Kansas
  TeleSpectrum of Virginia, Inc.                        Virginia

  Exhibit 21
  Subsidiaries of ALLTEL Corporation, continued


                                                          State of
  COMMUNICATIONS COMPANIES: (continued)                 Incorporation
  -------------------------------------                 -------------

  Teleview, Inc.                                        Georgia
  Texas ALLTEL, Inc.                                    Texas
  TriNet, Inc.                                          Georgia
  Virginia Metronet, Inc.                               Delaware
  The Western Reserve Telephone Company                 Ohio
  Wireless Telecom, Inc.                                Georgia


                                                     Country or State of
  OTHER COMPANIES:                                      Incorporation
  ---------------                                    -------------------

  ALLTEL Communications Products, Inc.                  Ohio
  ALLTEL Communications Products International, Inc.    Ohio
  ALLTEL Corporate Services, Inc.                       Delaware
  ALLTEL Distribution, Inc.                             Delaware
  ALLTEL Holding, Inc.                                  Delaware
  ALLTEL International Holdings, Inc.                   Delaware
  ALLTEL Investments, Inc.                              Nevada
  ALLTEL Management Corporation                         Delaware
  ALLTEL Mauritius Holdings, Inc.                       Mauritius
  ALLTEL Publishing Corporation                         Ohio
  ALLTEL Publishing Listing Management Corporation      Pennsylvania
  CP National Corporation                               California
  Control Communications Industries, Inc.               Delaware
  Dynalex, Inc.                                         California
  Full Circle Insurance Limited                         Bermuda
  Ocean Technology, Inc.                                California
  OTI International, Inc.                               California
  ALLTEL Information Services, Inc.                     Arkansas
  ALLTEL Information Services International, Ltd.       Delaware
  ALLTEL Information Services International
     Holdings, Inc.                                     Delaware
  ALLTEL Information Services Limited                   United Kingdom
  ALLTEL Information Services Canada Limited            Canada
  ALLTEL Information Services (France) SARL             France
  ALLTEL Information Services (Germany) GmbH            Germany
  ALLTEL Information Services (Greece) S.A.             Greece
  ALLTEL Information Services (Hong Kong) Limited       Hong Kong
  ALLTEL Information (India) Private Limited            India
  ALLTEL Information (Mauritius) Inc.                   Mauritius
  ALLTEL Information Services (Netherlands) B.V.        Amsterdam
  ALLTEL Information Services (New Zealand) Limited     New Zealand
  ALLTEL Information Services (Poland) Sp. Z.o.o.       Poland
  ALLTEL Information Services (Thailand) Limited        Thailand
  ALLTEL International Limited (Jamaica)                Jamaica
  ALLTEL International Resource Management, Inc.        Delaware
  ALLTEL Mortgage Solutions Limited                     United Kingdom
  ALLTEL Servicios de Informacion (Costa Rica) S.A.     Costa Rica
  ALLTEL Wholesale Banking Solutions, Inc.              New York
  Advanced Information Resources UK Ltd.                United Kingdom
  Benchmark Consulting International NA, Inc.           Georgia
  Benchmark Consulting International Europe GmBH        Germany